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                                  Exhibit 23.6







                          CONSENT OF PROPOSED DIRECTOR


     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned, James T. Holloway, a proposed future director of the Registrant, hereby consents to the filing of the Registration Statement on Form S-4 of Peoples First Corporation.


                                        /s/ James T. Holloway
                                        ---------------------
                                        James T. Holloway



Dated: June 27, 1994